UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

The Hershey Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

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Meeting Information

Meeting Date: May 4, 2010

Meeting Time: 10:00 a.m. EDT

Location: GIANT Center

550 West Hersheypark Drive

Hershey, PA 17033

See the reverse side of this notice to obtain

proxy materials and voting instructions.

THE HERSHEY COMPANY

IMPORTANT NOTICE

Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 4, 2010

THE HERSHEY COMPANY

P.O. BOX 810

HERSHEY, PA 17033-0810

This communication presents only an overview

of the more complete proxy materials that are

available to you on the Internet. We encourage

you to access and review all of the important

information contained in the proxy materials

before voting.

The 2010 Notice of Annual Meeting and Proxy

Statement, 2009 Annual Report to Stockholders

and proxy card are available at www.proxyvote.com.

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Before You Vote

How to Access the Proxy Materials

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Please review the proxy materials for directions to the annual meeting and information on what you will need to bring with you to gain access to the meeting. You must have a government-issued photo identification and an admission ticket to be admitted. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-digit Control Number (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

How to View the Proxy Materials Online:

Have the 12-digit Control Number (located on the following page) available and visit www.proxyvote.com.

How to Request and Receive a PAPER or EMAIL Copy of the Proxy Materials:

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 20, 2010 to facilitate timely delivery. You will have the opportunity to make a request to receive paper copies for all future meetings or only for the 2010 Annual Meeting of Stockholders.

Please have your 12-digit Control Number (located on the following page) available, then use one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: (800) 579-1639

(866) 412-8385 (for rotary phone users only)

3) BY EMAIL*: sendmaterial@proxyvote.com

* If requesting materials by email, please send a blank email with the 12-digit Control Number (located on the following page)

in the subject line. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor.

Voting Items

The Board of Directors recommends a vote

FOR each of the following nominees:

2. Ratify Appointment of KPMG LLP as

Independent Auditors for 2010.

1. Election of Directors

NOMINEES:

01) P. M. Arway

02) R. F. Cavanaugh

03) C. A. Davis

04) J. E. Nevels

05) T. J. Ridge

06) D. L. Shedlarz

07) D. J. West

08) L. S. Zimmerman

The Proposals to be voted on at our Annual

Meeting are listed below along with the

Board of Directors’ recommendations.

The Board of Directors recommends a vote

FOR the following proposal:

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